UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM  8-K/A

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)         September 17, 2002

Microfield Graphics, Inc.
(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

1631 NW Thurman, Suite 310, Portland, OR		97209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (503) 419-3580

7216 SW Durham Road, Portland, OR 97224

(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

Microfield Graphics, Inc., an Oregon corporation (“Microfield”), acquired, via merger, Innovative Safety Technologies, LLC, an Oregon limited liability company (“IST”).  IST merged into Microfield’s wholly owned subsidiary Microfield Merger Sub, Inc., an Oregon corporation.  The acquisition closing date was September 17, 2002(1).  The transaction was a stock for membership interest exchange where the members of IST acquired a prorata portion of 1,818,181 shares of the Common Stock of Microfield in exchange for their membership interests in Innovative Safety Technologies, LLC.

Innovative Safety Technologies, Inc., an Oregon corporation, the surviving entity in the merger, will continue the historic business of IST, which is the development, and marketing of safety devices.  The assets of IST were principally equipment and  intangibles.

A copy of the Agreement and Plan of Merger is attached.

Item 7.  Financial Statements and Exhibits.

In our report on Form 8-K filed October 3, 2002, there was no financial information provided for Innovative Safety Technologies LLC.  In this report on Form 8-K/A we are providing the following financial information:

(a)            Unaudited Pro Forma Condensed Financial Statements of Microfield Graphics, Inc. and Innovative Safety Technologies, LLC.

(b)           Audited Financial Statements of Innovative Safety Technologies, LLC as of December 31, 2001 and for the period from inception (July 1, 2001) through December 31, 2001.  Innovative Safety Technologies commenced operations in July 2001, therefore, three years of financial statements are not available for presentation.

(c)            Unaudited Interim Financial Statements of Innovative Safety Technologies for the three- and six-month periods ended June 30, 2002.

(d)           Exhibits

Unaudited Pro Forma Condensed Financial Statements

Consideration paid by Microfield Graphics, Inc. in the acquisition of IST (“the Acquisition”) was approximately $467,000 consisting of the issuance of 1,818,181 shares of Microfield common stock and payment of direct acquisition costs of approximately $67,000.  This consideration has been allocated to the tangible and identifiable intangible assets acquired and liabilities assumed according to their respective fair values, with the excess purchase consideration being allocated to goodwill at the closing of the transaction.  The Acquisition was consummated on September 16, 2002.

The unaudited pro forma statements of operations for the year ended December 29, 2001 and the six months ended June 29, 2002, give effect to (i) the acquisition of Innovative Safety Technologies, LLC applying the purchase method of accounting and (ii) certain adjustments that are directly attributable to the Acquisition as if the transaction was consummated as of January 1, 2001.

* The documents are effectively dated September 16, 2002, however actual closing did not occur until September 17, 2002.

In the opinion of Microfield Graphics, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made.  These unaudited pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Acquisition been consummated as of the dates indicated or of the results that may be obtained in the future.

These unaudited pro forma condensed financial statements and notes thereto should be read in conjunction with the Innovative Safety Technologies, LLC financial statements and notes thereto as of December 31, 2001 and for the period from inception (July 1, 2001) through December 31, 2001 included in this report on Form 8-K/A;  the unaudited Innovative Safety Technologies, LLC financial statements and notes thereto as of and for the three and six-months ended June 30, 2002, included in this report on Form 8-K/A;  the Microfield Graphics, Inc. consolidated financial statements and notes thereto as of and for the fiscal year ended December 29, 2001 included in Microfield’s Annual Report on Form 10-KSB for the fiscal year ended December 29, 2001 which are incorporated herein by reference; the Microfield Graphics, Inc. consolidated financial statements and notes thereto as of and for the three and six months ended June 29, 2002 included in Microfield’s Quarterly Report of Form 10-QSB/A  for the three and six months ended June 29, 2002 which are incorporated herein by reference; and the Microfield Graphics, Inc. consolidated financial statements and notes thereto as of and for the three and nine  months ended September 28, 2002 included in Microfield’s Quarterly Report on Form 10-QSB/A  for the three and nine months ended September 28, 2002 which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)  Unaudited Pro Forma Condensed Financial Statements of Microfield Graphics, Inc. and Innovative Safety Technologies, Inc.

Pro Forma Statement of Operations (Unaudited)

For the period ended December 29, 2001

	Microfield Graphics	Innovative Safety Technologies (unaudited)	Pro Forma Adjustments	Reference	Pro Forma Balances (unaudited)

Sales	$—	$769	$—		$769
Cost of sales	—	389	—		389

Gross profit	—	380	—		380

Operating expenses:
Sales & marketing	—	70,325	—		70,325
General and administrative	396,851	76,170			473,021
Amortization of intangible assets		715	63,285	Note 2	64,000

Total operating expenses	396,851	147,210	63,285		607,346

Loss from operations	(396,851)	(146,830)	(63,285)		(606,966)

Other income (expense)	103,920	(1,736)	—		102,184

Loss from continuing operations	$(292,931)	$(148,566)	$(63,285)		$(504,782)

Basic and fully diluted net loss per share	$(0.06)				$(0.06)

Weighted average shares used in per share calculations:
Basic and fully diluted	4,596,293		3,508,609	Note 2	8,104,675

The accompanying notes are an integral part of these financial statements.

Pro Forma Statement of Operations (Unaudited)

For the six months ended June 29, 2002

	Microfield Graphics	Innovative Safety Technologies (unaudited)	Pro Forma Adjustments	Reference	Pro Forma Balances (unaudited)

Sales	$—	$29,296	$—		$29,296
Cost of sales	—	14,058	—		14,058

Gross profit	—	15,238	—		15,238

Operating expenses:
Sales and marketing	—	102,331	—		102,331
General and administrative	110,701	118,756			229,457
Amortization of intangible assets		1,283	30,717	Note 2	32,000

Total operating expenses	110,701	222,370	30,717		363,788

Loss from operations	(110,701)	(207,132)	(30,717)		(348,550)

Other income	8,220	1,313	—		9,533

Net loss	$(102,481)	$(205,819)	$(30,717)		$(339,017)

Basic and diluted net loss per share	$(0.02)				$(0.04)

Weighted average shares used in per share calculations:
Basic and fully diluted	4,596,066		3,508,609	Note 2	8,104,675

The accompanying notes are an integral part of these financial statements.

Pro Forma Balance Sheet (Unaudited)

As of June 29, 2002

	Microfield Graphics (unaudited)	Innovative Safety Technologies (unaudited)	Pro Forma Adjustments		Pro Forma Balances (unaudited)
Assets:
Current assets:
Cash	$339,042	$4,034	$280,000	Note 2	$623,076
Accounts receivable	3,270	8,039			11,309
Inventory	—	21,547			21,547
Other current assets	—	653			653
Total current assets	342,312	34,273	280,000		656,585

Equipment, net	—	129,529			129,529
Intangibles, net	—	28,170	301,830	Note 2	330,000
Goodwill	—	—	68,480	Note 2	68,480
Other assets	17,354	—			17,354

Total Assets	$359,666	$191,972	$650,310		$1,201,948

Liabilities
Accounts payable	$17,988	$9,282	$67,000	Note 2	$94,270
Other current liabilities	35,587	86,000	(56,000)		65,587
Total Liabilities	53,575	95,282	11,000		159,857

Shareholders’ and Members' Equity
Common stock, no par value, 25,000,000 shares authorized, 8,104,675 issued and outstanding as of June 29, 2002. Prior to the acquisition Microfield had 4,596,066 shares issued and outstanding.	15,757,643		736,000	Note 2	16,493,643
Membership interest		451,075	(451,075)	Note 2
Accumulated deficit	(15,451,552)	(354,385)	354,385	Note 2	(15,451,552)
Shareholders’ and Members' Equity	306,091	96,690	639,310		1,042,091

Total Liabilities and Shareholders’ and Members' Equity	$359,666	$191,972	$650,310		$1,201,948

The accompanying notes are an integral part of these financial statements.

UNAUDITED NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other risks detailed in our Annual Report on Form 10-KSB for the year ended December 29, 2001 and other reports filed with the Securities Exchange Commission from time to time. Actual results could differ materially from those projected in these forward-looking statements as a result of the risks described above as well as other risk factors set forth in our periodic reports both previously and hereafter filed with the Securities Exchange Commission.

Note 1 — Basis of Presentation

On September 17, 2002, Microfield Graphics, Inc. (Microfield) completed the acquisition of Innovative Safety Technologies, LLC for 1,818,181 shares of Microfield common stock valued at approximately $400,000.

The purchase method of accounting has been used in the preparation of the accompanying unaudited pro forma condensed financial statements.  Under this method of accounting, the purchase consideration is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed according to their respective fair values, with the excess purchase consideration being recorded as goodwill.  For the purposes of pro forma adjustments, Microfield has followed Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Intangible Assets.”

The pro forma unaudited condensed statements of operations are presented using Microfield’s audited condensed consolidated statement of operations for the year ended December 29, 2001 and Microfield’s unaudited condensed statement of operations for the six months ended June 29, 2002 with IST’s statements of operations for the period from inception (July 1, 2001) through December 31, 2001 and for the six months ended June 29, 2002 assuming the transaction occurred on January 1, 2001.  The pro forma unaudited condensed balance sheet gives effect to the acquisition as if the transaction had taken place on June 29, 2002 and combines Microfield’s unaudited June 29, 2002 condensed balance sheet amounts with IST’ s unaudited balance sheet as of June 29, 2002. These pro forma statements are based on such condensed financial statements after giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments described below. The pro forma information does not purport to be indicative of the results, which would have been reported if the purchase had been in effect for the periods presented or which may result in the future.

There were no transactions between Microfield and IST during the periods presented.  There are no significant differences between the accounting policies of Microfield and IST.

Note 2 — Pro forma adjustments

Pursuant to the Merger Agreement, shareholders of IST, in total received 1,818,181 shares of Microfield common stock.  For purposes of the unaudited pro forma condensed financial statements, the fair value of the Company’s common stock was determined based on the price of the Company s common stock sold simultaneously with the merger in a private placement offering to private investors for $0.22 per share. The components of the purchase price were as follows:

Common Stock	$400,000
Direct acquisition costs	67,000
Total purchase price	$467,000

In accordance with Financial Accounting Standard (SFAS) No. 141, Business Combinations, the total purchase price was allocated to the estimated fair value of assets acquired and liabilities assumed. The estimate of fair value of the assets acquired was based on management’s estimates. For purposes of the pro forma presentation the total purchase price was allocated to the assets and liabilities acquired as follows:

Cash and other current assets	$34,273
Equipment	129,529
Amortizable intangible assets	330,000
Goodwill	68,480
Current liabilities	(95,282)
Total	$467,000

Amortizable intangible assets consist of patents and developed technology used in IST.  These intangible assets acquired have estimated useful lives as follows: Patent and existing technology relative to the No Tug Plug™ ($20,000) — ten years; Developed technology relative to the Internet Observation System products ($310,000) - five years. Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. In accordance with SFAS 142, goodwill is not amortized and will be tested for impairment at least annually.

Concurrent with the acquisition on September 16, 2002, the Company issued 1,363,629 shares of restricted common stock in conjunction with a private placement at $.22 per share.  In total, the Company received net proceeds from the private placement of approximately $280,000.  Issuance costs relative to the private placement were $20,000. These shares of stock are not registered under the Securities Act of 1933 and must be held for the time required by Rule 144 promulgated under the Securities Act.

In accordance with the terms of the acquisition, the Company issued an additional 281,345 shares of common stock to employees of IST as settlement for $46,000 of past due wages incurred prior to the acquisition.  These shares of stock are not registered under the Securities Act of 1933 and must be held for the time required by Rule 144 promulgated under the Securities Act.

Also in accordance with the terms of the acquisition, the Company issued an additional 45,454 shares of its common stock as partial payment of $10,000 in past due amounts owed by IST to a financial advisor.  These shares of stock are not registered under the Securities Act of 1933 and must be held for the time required by Rule 144 promulgated under the Securities Act.

Report of Independent Accountants

To the members of Innovative

Safety Technologies, LLC:

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in members’ equity and of cash flows present fairly, in all material respects, the financial position of Innovative Safety Technologies, LLC (the Company) at December 31, 2001, and the results of its operations and its cash flows for the period from inception (July 1, 2001) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company is in the early stages of development and has generated only nominal revenue since inception.  Additionally, the Company has no significant income from operations and negative cash flows from operating activities.  Since inception the Company has depended on outside funding from its members to sustain operations.  Such matters raise substantial doubt about the Company’s ability to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

November 27, 2002

Item 7.  Financial Statements and Exhibits.

(b) Audited Financial Statements of Innovative Safety Technologies, LLC as of December 31, 2001.  Innovative Safety Technologies commenced operations in July 2001, therefore, three years of financial statements are not available for presentation.

Innovative Safety Technologies, LLC

Balance Sheet

As of December 31, 2001

Assets
Current assets:
Cash and cash equivalents	$57,820
Inventory	5,014
Other current assets	5,467
Total current assets	68,301

Property and equipment, net	123,414
Intangible assets, net	20,453
Total assets	$212,168

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$59,659

Members’ equity:
Membership interest, 301,075 membership units outstanding	301,075
Accumulated deficit	(148,566)
Total Members’ equity	152,509

Total liabilities and Members’ equity	$212,168

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC

Statement of Operations

For the period from inception(July 1, 2001) through December 31, 2001

Sales	$769
Cost of sales	389

Gross profit	380

Operating expenses:
Sales and marketing	70,325
General and administrative	76,885

Total operating expenses	147,210

Loss from operations	(146,830)

Other income (expense)	(1,736)

Net loss	$(148,566)

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC

Statement of Changes in Members' Equity

For the period July 1, 2001 through December 31, 2001

	Units	Membership Unit Amount	Accumulated Deficit	Total Members’ Equity

Investment in membership units	301,075	$301,075	$—	$301,075
Net loss		—	(148,566)	(148,566)

Balance December 31, 2001	301,075	$301,075	$(148,566)	$152,509

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC

Statement of Cash Flows

For the period July 1, 2001 through December 31, 2001

Cash flows from operating activities:
Net loss	$(148,566)
Adjustments to reconcile net loss to operating cash flows:
Depreciation and amortization	1,722
Changes in current assets and liabilities:
Accounts receivable	(5,014)
Other current assets	(5,467)
Accounts payable	59,659
Net cash used in operating activities	(97,666)

Cash flows from investing activities:
Purchases of property and equipment	(124,421)
Purchases of intangible assets	(21,168)
Net cash flows used in investing activities	(145,589)

Cash flows from financing activities
Proceeds from issuance of membership units	301,075
Net cash flows provided by financing activities	301,075

Increase in cash and cash equivalents	57,820
Cash and cash equivalents, at inception	—
Cash and cash equivalents, end of period	$57,820

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Interest	$—
Taxes	$—

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC Notes to Financial Statements

1.              The Company and Basis of Presentation

Innovative Safety Technologies, LLC (“IST”) an Oregon corporation incorporated in 2001 designs and sells internet based security observation systems under the name Internet Observation™ Systems (IOS).  It also sells a child safety product under the name “No Tug Plug™.”

2.              Liquidity Matters and Going Concern

The Company has suffered recurring losses from ongoing operations and has experienced negative cash flows from operating activities.  Additionally, the Company has no existing sources of outside financing.  Such matters raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.  The Company believes it may not have sufficient resources to satisfy cash requirements for the next twelve months.  If certain assumptions do not hold true and objectives are not met, the Company will need to raise additional capital during that period. The Company is currently reviewing several alternatives for raising capital should that need arise. There can be no assurance that additional capital will be available or, if available, will be at terms acceptable to the Company.

3.              Summary of Significant Accounting Policies

Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of standard cost or market value.  Standard costs approximate the first-in, first-out method. Inventory costs include raw materials, direct labor and allocated overhead.

Property and equipment

Property and equipment are stated at cost and are depreciated using accelerated methods over their estimated useful lives of three years for computer software, five years for computer equipment and ten years for the Company’s product mold.  Repairs and maintenance are charged to expense as incurred; improvements are capitalized. The Company performs reviews for the impairment of property and equipment and other long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  When the Company sells or disposes of assets, the accounts are relieved of the related costs and accumulated depreciation and resulting gains and losses are reflected in operations.

Revenue recognition

The Company recognizes revenue upon the shipment of its products to the customer provided that the Company has received a signed purchase order, the price is fixed, title has transferred, collection of resulting receivable is reasonably assured, product returns are reasonably estimable, there are no customer acceptance requirements and there are no remaining significant obligations.

3.             Summary of Significant Accounting Policies (continued)

Income taxes

The Company is organized as a Limited Liability Corporation (“LLC”) under the laws of the State of Oregon.  An LLC is a pass-through entity for federal and state income tax purposes, and as such, the liability for taxes based on income is the obligation of the individual owners of the corporation pro rata based on their respective ownership interests.  Therefore, the Company does not record a liability or provision for income taxes.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Fair value of financial instruments

The recorded amounts of cash and cash equivalents and accounts payable, as presented in the financial statements approximate fair value because of the short-term maturity of these instruments.

4.              Concentration of Credit Risk

During the period ended December 31, 2001, no customer accounted for greater than 10% of net sales.  The Company commenced operations on July 1, 2001 and sales for the period presented were de minimus.

5.     Inventories

Inventories at December 31, 2001 were $5,014 and consisted exclusively of raw materials.

6.              Property and Equipment

Property and equipment at December 31, 2001 consist of the following:

Product mold	$101,440
Computers and software	22,981
124,421
Less accumulated depreciation	(1,007)
Property and equipment, net	$123,414

7.     Intangible assets

Intangible assets at December 31, 2001 consisted of the following and are amortized over their useful lives of ten years:

Patent	$21,168
Less accumulated amortization	(715)
Intangible assets, net	$20,453

8.     Lease Commitments

The Company leases office space on a month-to-month basis.  Rent expense totaled $7,200 for the period ended December 31, 2001.  The Company has no other lease obligations.

9.              Members’ Equity

                        The Company commenced operations on July 1, 2001 as a Limited Liability Corporation.  For the six-month period from July 1, 2001 to December 31, 2001 the Company issued 301,075 membership units in exchange for $301,075.

                        The Company does not have an incentive stock option plan, and has not issued any other equity instruments.

10.  Subsequent Event

                        On September 17, 2002, Microfield Graphics, Inc. (Microfield) completed the acquisition of the Company for 1,818,181 shares of Microfield common stock.

11.  New Accounting Pronouncements

                        In April 2002, the FASB issued SFAS 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. The most relevant provision of SFAS 145 is the rescission of SFAS 4,  Reporting Gains and Losses from Extinguishment of Debt — An Amendment of APB Opinion No. 30, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect.  As a result of the rescission, the criteria in APB Opinion No. 30 will now be used to classify those gains and losses.  The provisions of SFAS 145 related to the rescission of SFAS 4 shall be applied in fiscal years beginning after May 15, 2002, with early application encouraged. The adoption of SFAS 145 will not have a material impact on the Company.

                        In June 2002, the FASB issued SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities.   SFAS 146 addresses financial accounting and reporting for costs associated with exit disposal activities and nullifies EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).  SFAS 146 requires the recognition of a liability when it has been incurred.  The initial measurement of that liability shall approximate fair value.  The provisions of SFAS 146 are effective for exit or disposal activities initiated after December 31, 2002, with earlier application encouraged.  The adoption of SFAS 146 will not have a material impact on the Company, but may impact future disposal or exit activities, if any.

Item 7.  Financial Statements and Exhibits.

(c)  Unaudited interim financial statements of Innovative Safety Technologies, LLC for the three- and six-month periods ended June 30, 2002.

Innovative Safety Technologies, LLC

Balance Sheets

	June 30, 2002 (unaudited)	December 31, 2001

Assets
Current assets:
Cash and cash equivalents	$4,034	$57,820
Accounts receivable	8,039	—
Inventory	21,547	5,014
Other current assets	653	5,467
Total current assets	34,273	68,301

Property and equipment, net	129,529	123,414
Intangible assets, net	28,170	20,453

Total assets	$191,972	$212,168

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$9,282	$59,659
Payroll payable	66,000	—
Other current liabilities	20,000	—
Total liabilities	95,282	59,659

Members’ equity:
Membership interest, 451,075 and 301,075
Membership units outstanding, respectively	451,075	301,075
Accumulated deficit	(354,385)	(148,566)
Total Members’ equity	96,690	152,509

Total liabilities and Members’ Equity	$191,972	$212,168

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC

Statement of Operations

(Unaudited)

	Three Months Ended June 30, 2002	Six Months Ended June 30, 2002

Sales	$23,457	$29,296
Cost of sales	9,958	14,058

Gross profit	13,499	15,238

Operating expenses:
Sales and marketing	47,562	102,331
General and administrative	81,545	120,039

Total operating expenses	129,107	222,370

Loss from operations	(115,608)	(207,132)

Other (expense) income	(459)	1,313

Net loss	$(116,067)	$(205,819)

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC

Statement of Cash Flows

(Unaudited)

Six Months Ended June 30, 2002

Cash flows from operating activities:
Net loss	$(205,819)
Adjustments to reconcile net loss to cash flows from operations:
Depreciation and amortization	6,154
Changes in current assets and liabilities:
Accounts receivable	(8,039)
Inventories	(16,533)
Other current assets	4,814
Accounts payable	(50,377)
Payroll payable	66,000
Other current liabilities	20,000
Net cash used in operating activities	(183,800)

Cash flows from investing activities:
Purchases of property and equipment	(10,986)
Purchases of intangible assets	(9,000)
Net cash flows used in investing activities	(19,986)

Cash flows from financing activities
Proceeds from issuance of membership units	150,000
Net cash flows provided by financing activities	150,000

Increase in cash and cash equivalents	(53,786)
Cash and cash equivalents, beginning of period	57,820
Cash and cash equivalents, end of period	$4,034

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Interest	$—
Taxes	$—

The accompanying notes are an integral part of these financial statements.

Innovative Safety Technologies, LLC Notes to Financial Statements

1. The Company and Basis of Presentation

Innovative Safety Technologies, LLC (“IST”) an Oregon corporation incorporated in 2001 designs and sells internet based security observation systems under the name Internet Observation™ Systems (IOS).  It also sells a child safety product under the name “No Tug Plug™.”

The accompanying unaudited consolidated financial statements of Innovative Safety Technologies, LLC (the “Company”) for the three and six months ended June 30, 2002 have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.  The statements do not include all of the information and footnotes required by generally accepted accounting principles and should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto for the year ended December 31, 2001 contained herein.  In the opinion of Company’s management, the unaudited consolidated financial statements for the interim periods presented include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results for such interim periods. Operating results for the three and six months ended June 30, 2002 are not necessarily indicative of the results that may be expected for the full year or any portion thereof.

2.              Liquidity Matters and Going Concern

The Company has suffered recurring losses from ongoing operations and has experienced negative cash flows from continuing operating activities.  Additionally, the Company has no significant existing sources of financing.  Such matters raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.  The Company believes it may not have sufficient resources to satisfy cash requirements for the next twelve months.  If certain assumptions do not hold true and objectives are not met, the Company will need to raise additional capital during that period. The Company is currently reviewing several alternatives for raising capital should that need arise. There can be no assurance that additional capital will be available or, if available, will be at terms acceptable to the Company.

3.              Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market value, and consist of the following:

	June 30,	December 31,
	2002	2001

Raw materials	$10,347	$5,014
Work in process	11,200	-0-

	$21,547	$5,014

4.              Property and Equipment

Property and equipment consist of the following:

	June 30,	December 31,
	2002	2001
Equipment	$26,185	$22,981
Product mold	109,222	101,440

	135,407	124,421
Less accumulated depreciation	(5,878)	(1,007)

Property and equipment, net	$129,529	$123,414

5.     Intangible assets

Intangible assets at June 30, 2002 consisted of the following and are amortized over their useful lives of ten years:

	June 30, 2002	December 31, 2001
Patent	$30,168	$21,168
Less accumulated amortization	(1,998)	(715)

Intangible assets, net	$28,170	$20,453

6.     New Accounting Pronouncements

SFAS 145

In April 2002, the FASB issued SFAS 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.”  The most relevant provision of SFAS 145 is the rescission of SFAS 4, “Reporting Gains and Losses from Extinguishment of Debt — An Amendment of APB Opinion No. 30,” which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect.  As a result of the rescission, the criteria in APB Opinion No. 30 will now be used to classify those gains and losses.  The provisions of SFAS 145 related to the rescission of SFAS 4 shall be applied in fiscal years beginning after May 15, 2002, with early application encouraged.  The adoption of SFAS 145 will not have a material impact on the Company.

SFAS 146

In June 2002, the FASB issued SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities.”  SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).”  SFAS 146 requires the recognition of a liability when it has been incurred.  The initial measurement of that liability shall approximate fair value.  The provisions of SFAS 146 are effective for exit or disposal activities initiated after December 31, 2002, with earlier application encouraged.  The adoption of SFAS 146 will not have a material impact on the Company, but may impact future disposal or exit activities, if any.

7.  Subsequent events

On September 17, 2002, Microfield Graphics, Inc. (Microfield) completed the acquisition of the Company for 1,818,181 shares of Microfield common stock valued at approximately $400,000.

Item 7.  Financial Statements and Exhibits.

(d)         Exhibits.  The following exhibits are filed with this document:

   Exhibit 2 (i) — Agreement and Plan of Merger by and among Microfield Graphic, Inc. and Innovative Safety Technologies, LLC, dated as of September 17, 2002.

(i) Incorporated by reference to the Company’s current report on Form 8-K dated September 17, 2002, filed on October 3, 2002.

  Exhibit 23.1 — Consent of Independent Accountants

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2002	Microfield Graphics, Inc.

/s/ Steven M. Wright
Steven M. Wright,
President and Chief Executive Officer